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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Western Digital Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Independent Auditors" in the prospectus.

                                        KPMG PEAT MARWICK LLP

Orange County, California
May 11, 1998